UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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PLYMOUTH INDUSTRIAL REIT, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
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Plymouth Industrial REIT, Inc.
260 Franklin Street, 7th Floor
Boston, Massachusetts 02110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 4, 2020

Dear Stockholder:

On behalf of the Board of Directors, we cordially invite you to attend the 2020 Annual Meeting of Stockholders of Plymouth Industrial REIT, Inc. (the “Company”). The Annual Meeting will be held beginning at 3:00 p.m., Eastern Time, on Wednesday, July 1, 2020 at the principal offices of the Company, located at 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110. The formal notice of the Annual Meeting appears on the next page. At the Annual Meeting, you will be asked to:

1.       Elect six directors, each to serve a one-year term expiring in 2021;

2.       Amend the Company’s 2014 Incentive Award Plan; and

3.       Ratify the appointment of Marcum LLP as our independent registered public accountants for 2020.

The accompanying proxy statement provides detailed information concerning the matters to be acted upon at the Annual Meeting. We urge you to review this proxy statement and each of the proposals carefully. Your vote is very important. It is important that your views be represented at the Annual Meeting regardless of the number of shares of common stock you own or whether you are able to attend the Annual Meeting in person.

Stockholders of record at the close of business on April 27, 2020 are entitled to notice of, and to vote at, the Annual Meeting. This proxy statement, a proxy card and our 2019 Annual Report to Stockholders is being mailed to you on or about May 4, 2020. A copy of this proxy statement and our 2019 Annual Report to Stockholders have been posted and made available for viewing online at www.plymouthreit.com. Paper copies will be provided without charge upon written request. To obtain directions to be able to attend our Annual Meeting and vote in person, please contact Anne A. Hayward, at anne.hayward@plymouthrei.com.

On behalf of our Board of Directors, I would like to express our appreciation for your continued interest in Plymouth Industrial REIT, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 1, 2020:

Plymouth Industrial REIT Inc.’s 2020 proxy statement, proxy card and 2019 Annual Report to Stockholders are available at www.plymouthreit.com.

Sincerely,

Jeffrey E. Witherell Chairman of the Board and Chief Executive Officer

PLYMOUTH INDUSTRIAL REIT, INC.

PROXY STATEMENT

PLYMOUTH INDUSTRIAL REIT, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JULY 1, 2020

We are furnishing this proxy statement to the stockholders of record of Plymouth Industrial REIT, Inc. as of April 27, 2020 in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Plymouth Industrial REIT, Inc. to be held at 3:00 p.m., Eastern time, on Wednesday, July 1, 2020 at 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110, as well as in connection with any adjournments or postponements of the meeting. This solicitation is made by Plymouth Industrial REIT, Inc. on behalf of our Board of Directors (also referred to as the “Board” in this proxy statement). “We,” “our,” “us” and the “Company” refer to Plymouth Industrial REIT, Inc., a Maryland corporation.

Our proxy statement and accompanying proxy card are first being mailed to stockholders on or about May 4, 2020. This proxy statement, proxy card and our annual report to stockholders are available at www.plymouthreit.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

QUESTIONS AND ANSWERS REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Who is soliciting proxies from the stockholders?

Our Board of Directors is soliciting your proxy. The proxy provides you with the opportunity to vote on the proposals presented at the Annual Meeting, whether or not you attend the meeting.

What will be voted on at the Annual Meeting?

Our stockholders will vote on three proposals at the Annual Meeting:

1.	The election of six directors, who are each to serve a one-year term expiring in 2021 or until his successor is elected and qualified;
2.	The approval of the amendment of the Company’s 2014 Incentive Award Plan; and
3.	The ratification of the appointment of Marcum LLP as our independent registered public accountants for 2020.

Your proxy will also give the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the Annual Meeting.

How will we solicit proxies, and who bears the cost of proxy solicitation?

Our directors, officers and employees may solicit proxies by telephone, mail, facsimile, via the Internet or by overnight delivery service. These individuals do not receive separate compensation for these services. In accordance with SEC regulations, we will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners.

Who can vote at the Annual Meeting?

Our Board of Directors has fixed the close of business on Monday, April 27, 2020, as the record date for the Annual Meeting. Only stockholders of record on that date are entitled to receive notice of and vote at the Annual Meeting. As of April 27, 2020, the only outstanding class of our securities entitled to vote at the Annual Meeting is our common stock, $0.01 par value per share. On that date, we had 900,000,000 shares of common stock authorized, of which 14,791,437 shares were outstanding.

You (if you, rather than your broker, are the record holder of our stock) can vote either in person at the Annual Meeting or by proxy, whether or not you attend the Annual Meeting. If you would like to attend the Annual Meeting in person and need directions, please contact Anne A. Hayward by e-mail at anne.hayward@plymouthrei.com or by telephone at 617-340-3814. You may vote your shares on the Internet or via mobile device (smartphone or tablet) or, to the extent you request written proxy materials, by signing, dating and mailing the accompanying proxy card in the envelope provided. Instructions regarding the three methods of voting by proxy are contained on the Notice and the proxy card.

How many votes must be present to hold the Annual Meeting?

A “quorum” must be present to hold the Annual Meeting. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum. Your shares, once represented for any purpose at the Annual Meeting, are deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if you abstain from voting with respect to any matter brought before the Annual Meeting. As of April 27, 2020, we had 14,791,437 shares of common stock outstanding; thus, we anticipate that the quorum for the Annual Meeting will be 7,395,719 shares.

How many votes does a stockholder have per share?

Our stockholders are entitled to one vote for each share of common stock held.

What is the required vote on each proposal?

Directors are elected by a plurality vote; the candidates up for election who receive the highest number of votes cast, up to the number of directors to be elected, are elected. Stockholders do not have the right to cumulate their votes.

The affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote on this item will be required for approval of the amendment to our 2014 Incentive Award Plan.

The affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote on this item will required to ratify our appointment of Marcum LLP as our independent registered public accountants for 2020.

How will the proxy be voted, and how are votes counted?

If you vote by proxy (either by voting on the Internet, mobile device or by properly completing and returning a paper proxy card that you receive upon requesting written proxy materials), the shares represented by your proxy will be voted at the Annual Meeting as you instruct, including at any adjournments or postponements of the meeting. If you return a signed proxy card but no voting instructions are given, the proxy holders will exercise their discretionary authority to vote the shares represented by the proxy at the Annual Meeting and any adjournments or postponements as follows:

1.	“FOR” the election of nominees to the Board of Directors: Martin Barber, Philip S. Cottone, Richard J. DeAgazio, David G. Gaw, Pendleton P. White, Jr. and Jeffrey E. Witherell.
2.	“FOR” the amendment to our 2014 Incentive Award Plan; and
3.	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accountants for 2020.

With respect to any other matter that properly comes before the meeting or any adjournment or postponement thereof, the representatives holding proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you hold your shares in broker’s name (sometimes called “street name” or “nominee name”), you must provide voting instructions to your broker. If you do not provide instructions to your broker, your shares will not be voted in any matter on which your broker does not have discretionary authority to vote. A vote that is not cast for this reason is called a “broker non-vote.” Broker non-votes will be treated as shares present for the purpose of determining whether a quorum is present at the meeting, but they will not be considered present for purposes of calculating the vote on a particular matter, nor will they be counted as a vote FOR or AGAINST a matter or as an abstention on the matter. Under the rules of the New York Stock Exchange, which is the stock exchange on which our common stock is listed (the “NYSE”), the ratification of the appointment of our independent registered public accountants is considered a “discretionary” matter, which means that brokerage firms may vote in their discretion on this matter. In contrast, the election of directors and the approval of the amendment to the 2014 Incentive Award Plan are “non-discretionary” items, which means that brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. It is important that you instruct your broker as to how you wish to have your shares voted, even if you wish to vote as recommended by our Board of Directors.

Can a proxy be revoked?

Yes. You can revoke your proxy at any time before it is voted. You revoke your proxy (1) by giving written notice to our Corporate Secretary, Pendleton P. White, Jr., before the Annual Meeting, (2) by granting a subsequent proxy on the Internet or mobile device, or (3) by delivering a signed proxy card dated later than your previous proxy. If you, rather than your broker, are the record holder of your stock, a proxy can also be revoked by appearing in person and voting at the Annual Meeting. Written notice of the revocation of a proxy should be delivered to the following address: Plymouth Industrial REIT, Inc., 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110, Attention: Pendleton P. White, Jr., Corporate Secretary.

PROPOSAL 1
ELECTION OF DIRECTORS

The following lists each director currently serving on our Board of Directors and includes a brief description of the experience, qualification and skills that led us to conclude that such individual should be and remain a member of our Board. We believe that our Board of Directors consists of a diverse collection of individuals who possess the integrity, education, work ethic and ability to work with others necessary to oversee our business effectively and to represent the interests of our stockholders, including the qualities listed below. We have attempted below to highlight certain notable experience qualifications and skills for each director, rather than provide an exhaustive catalog of each and every qualification and skill that a director possesses. Each of the nominees set forth below is currently serving as a director of the Company.

Name	Age	Background, Qualification and Skills

Martin Barber	75	Mr. Barber is one of our independent directors, a position he has held since February 2015. He has also served as a director of Steamroller Restaurants since 1999. From 1991 to 2004, Mr. Barber served as chairman of Transeuropean Properties 1 and 2, comprised of European real estate funds managed by the U.S. based Prudential Insurance Group. In 1974 Mr. Barber founded and assumed responsibility as CEO of Capital & Regional PLC, a British-based real estate investment fund which when he retired had approximately $5 billion in assets under management in Great Britain. It was listed on the London Stock Exchange in 1986. It was unusual because approximately 60% of its assets were in the U.S. In 1996, the U.S. assets were separated from Capital & Regional, re-named CenterPoint Properties Trust and listed on the New York Stock Exchange. CenterPoint was the first industrial REIT in the U.S. and Mr. Barber served as its chairman and lead independent trustee until its $3.4 billion sale in April, 2006. He retired from Capital & Regional in 2006. Mr. Barber also currently serves as an independent director for Applied Residential, a provider of creative lease-purchase financing structures for the residential housing industry. Mr. Barber was selected as a director because of his extensive experience with real estate ownership and management and his experience with public REITs.

Philip S. Cottone	80

Mr. Cottone has been one of our independent directors since the completion of our initial listed public offering. He previously served as one of our independent directors and chairman of the compensation committee from November 2011 until September 2016. He is an attorney by background and has been an arbitrator since 1977 as well as a mediator since 1995 for FINRA, the American Arbitration Association, and the Counselors of Real Estate, primarily concentrating in securities, real estate and general commercial matters. He has been certified by the International Mediation Institute at The Hague, and is a member of the American College of Civil Trial Mediators. For six years, through 2015, he was an officer of the governing Council of the ABA Dispute Resolution Section, a member of the Faculty of the Annual Arbitration and Mediation Institutes, and Co-Chair of the Arbitration Institute in 2016 and 2017. From 2003 to 2008, Mr. Cottone was a member of the Board of Government Properties Trust (NYSE – GPT) and Chair of the Nominating and Governance Committee, and from 2004 to 2009 he was Lead Director of Boston Capital REIT, a public, non-traded REIT. In 1981, Mr. Cottone co-founded Ascott Investment Corporation, a real estate investment, development and syndication company, and as Chairman and CEO, and founder and President of its NASD broker-dealer, he headed a staff of 65 people in the acquisition, management, capital raising and sale of more than thirty real estate programs in fourteen states. From 1972 to 1981, Mr. Cottone was Senior Real Estate officer and Group Executive of IU International (NYSE – IU), a $2 billion Fortune 100 company, and previously, from 1966 to 1972, he was Manager of Real Estate at the Port of NY Authority, where, among other things, he was responsible for the acquisition of the World Trade Center property in Manhattan. From 1977 through 1983, and again from 1998 through 2002, he was General Counsel and member of the Executive Committee of the International Right of Way Association, and from 1988 to 1997 he was Trustee and Treasurer of the IRWA Foundation. In 1988 he was national President of RESSI, the Real Estate Securities and Syndication Institute, and in 2004 he was national Chair of The Counselors of Real Estate, both affiliates of the National Association of Realtors. From 1989 to 1991 he was Governor of the NASD (National Association of Securities Dealers) Board, the predecessor to FINRA, and was Vice Chairman in 1991. He was a member of the National Business Conduct Committee of the Board in 1989, and Chair in 1990. For ten years, from 1995 to 2005, he was an adjunct on the faculty of the Real Estate Institute at New York University, teaching a course he wrote in real estate securities. Mr. Cottone has an A.B. from Columbia College where he was awarded the Burdette Kinne Prize for Humanities, and an L.L.B. from New York University where he received the Administrative Law Prize. Mr. Cottone was selected as a director because of his extensive investment and finance experience, board service and corporate governance experience.

Richard J. DeAgazio	75	Richard J. DeAgazio has been one of our independent directors since the completion of our initial listed public offering. He had previously served as one of our independent directors and chairman of our corporate governance committee from November 2011 until September 2016. Mr. DeAgazio has been the principal of Ironsides Assoc. LLC., a consulting company in marketing and sales in the financial services industry, since he founded the company in June 2007. He is also currently, and has been since 2009, Chairman of the Soom, Inc., a supply chain software company and a member of the Board of Directors of Commodore Builders, a construction management firm, also from 2009 to the present. Mr. DeAgazio is, and has been since 2016, Chairman of the Advisory Board of Billaway.com, a cloud-based technology platform in the mobile data industry. In 1981, he joined Boston Capital Corp., a diversified real estate and investment banking firm, which, through its various investment funds, owns over $12 billion in real estate assets, as Executive Vice President and Principal. He founded and served as the President of Boston Capital Securities, Inc., a FINRA-registered broker dealer, which is an affiliate of Boston Capital Corp., from 1981 through December 2007. Mr. DeAgazio formerly served on the National Board of Governors of FINRA and served as a member of the National Adjudicatory Council of FINRA. He was the Vice Chairman of FINRA’s District 11, and served as Chairman of the FINRA’s Statutory Disqualification Subcommittee of the National Business Conduct Committee. He also served on the FINRA State Liaison Committee, the Direct Participation Program Committee and as Chairman of the Nominating Committee. He is a founder and past President of the National Real Estate Investment Association. He is past President of the National Real Estate Securities and Syndication Institute and past President of the Real Estate Securities and Syndication Institute (MA Chapter). Prior to joining Boston Capital in 1981, Mr. DeAgazio was the Senior Vice President and Director of the Brokerage Division of Dresdner Securities (USA), Inc., an international investment-banking firm owned by four major European banks, and was a Vice President of Burgess & Leith/Advest. He was member of the Boston Stock Exchange for 42 years. He was on the Board of Directors of Cognistar Corporation and FurnitureFind.com and recently retired from serving as Vice-Chairman of the Board of Trustees of Bunker Hill Community College, the Board of Trustees of Junior Achievement of Massachusetts and the Board of Advisors for the Ron Burton Kid’s Training Village. He is on the Board of Corporators of Northeastern University and also is active on the Boards of numerous not-for-profit organizations. He graduated from Northeastern University. Mr. DeAgazio was selected as a director because of his extensive senior executive officer and board service experience and experience with real estate operations.

David G. Gaw	68	David G. Gaw has been one of our independent directors since the completion of our initial listed public offering. He previously served as one of our independent directors and chairman of our audit committee from November 2011 until September 2016. Mr. Gaw is currently a real estate project consultant. From November 2009 through January 2011, Mr. Gaw served as Chief Financial Officer of Pyramid Hotels and Resorts, a REIT that focused on hospitality properties. From September 2008 through November 2009, Mr. Gaw was engaged in managing his personal investments. From June 2007 to September 2008, he was Chief Financial Officer of Berkshire Development, a private real estate developer that focused on retail development. From April 2001 until June 2007, he served as the Senior Vice President, Chief Financial Officer and Treasurer of Heritage Property Investment Trust, Inc., a then-publicly traded REIT listed on the NYSE (NYSE:HTG). Mr. Gaw was serving in those capacities when Heritage Property engaged in its initial public offering. Mr. Gaw served as Senior Vice President of Boston Properties, Inc., a publicly traded REIT listed on the NYSE (NYSE: BXP, from 1982 - 2000, and also served as its Chief Financial Officer beginning at the time of its initial public offering in 1997. Mr. Gaw received a bachelor of science degree and an MBA from Suffolk University. Mr. Gaw was selected as a director because of his extensive experience with financial reporting, accounting and controls and REIT management.

Pendleton P. White, Jr.	60	Pendleton P. White, Jr. is our President and Chief Investment Officer and one of our directors. He has served in these positions since the formation of the company. Along with Mr. Witherell, Mr. White actively participates in the management of our company and is primarily responsible for its overall investment strategy and acquisition activities. Mr. White has over 25 years of experience in commercial real estate, serving in numerous capacities including investment banking, property acquisitions and leasing. From November 2008 through March 2011, Mr. White was engaged in the formation of Plymouth Group Real Estate. Prior to that, Mr. White was Executive Vice President and Managing Director at Scanlan Kemper Bard (SKB) from September 2006 through November 2008, where he ran SKB’s East Coast office and managed the funding of SKB Real Estate Investors Fund I. From March 2002 through September 2006, Mr. White was employed as an investment executive with Franklin Street Properties Corp., a publicly traded REIT, and its subsidiary, FSP Investments LLC. During that time, Mr. White was involved in the acquisition and syndication of numerous structured REITs throughout the United States. From 1997 to 2001, Mr. White was Principal and Director of North Shore Holdings, a family-owned real estate investment firm. From 1993-1997, Mr. White was Co-Director of Investment Sales at Coldwell Banker Commercial Real Estate Services (now CBRE) and was responsible for overseeing the acquisition and disposition of commercial properties throughout New England. Mr. White also was Vice President at Spaulding & Slye (now Jones Lang LaSalle) from 1991-1993 and Senior Sales Consultant at the Charles E. Smith Companies (now Vornado), in Washington, DC, from 1987-1992 and was responsible for property leasing and investment sale transactions. Mr. White began his career at Coldwell Banker in 1982. Since then he has been involved in over $1 billion of real estate transactions either serving as a broker, investor, consultant or investment banker. Mr. White received a Bachelor of Science degree from Boston University and is a member of several real estate organizations. Mr. White was selected as a director because of his extensive knowledge and insight regarding industrial properties and detailed knowledge of our acquisition and operational opportunities and challenges.

Jeffrey E. Witherell	55	Jeffrey E. Witherell is our Chief Executive Officer and Chairman of the Board and has held these positions since the formation of the company. Mr. Witherell oversees all aspects of our business activities, including the acquisition, management and disposition of assets. Mr. Witherell has been involved in real estate investment, development and banking activities for over 25 years. He, along with Mr. White, formed Plymouth Industrial REIT in 2011. From April 2008 through 2011, Mr. Witherell was engaged in the formation and operation of Plymouth Group Real Estate and Plymouth Real Estate Capital LLC, a FINRA registered broker/dealer. From April 2000 to March 2008, Mr. Witherell was employed as an investment executive with Franklin Street Properties Corp., a publicly traded REIT, and its subsidiary, FSP Investments LLC. During that time, Mr. Witherell was involved in the acquisition and syndication of 34 separate property investments, structured as single asset REITs, in 12 states, which raised in the aggregate approximately $1.2 billion. From 1999 to 2000, he was affiliated with IndyMac Bank where he was responsible for closed-loan acquisitions. From 1996 to 1999, Mr. Witherell was COO for GAP LP, a real estate investment firm where he was responsible for the acquisition and subsequent development of several real estate investments in Pennsylvania, Massachusetts, Wyoming and Nova Scotia, Canada. From 1994 to 1996, he founded and served as president of Devonshire Development, Inc., a Massachusetts based real estate development firm, where he was responsible for the acquisition and subsequent development of several real estate ventures. From 1990 to 1994, he was vice president of property management at New Boston Management, Inc., a Boston based real estate management firm. His responsibilities included property management and property disposition services. From 1987 to 1990, he was vice president of development for Kirkwood Development, an Oklahoma City based real estate development firm. His responsibilities included the development and construction of twelve development projects throughout New England. From 1982 to 1987, Mr. Witherell was employed at Dewsnap Engineering, a Boston based civil engineering and land surveying firm, where he was responsible for performing land surveying, permitting, design, and construction management services. Mr. Witherell graduated from Emmanuel College in Boston with a Bachelor of Science degree in business, earned his MBA from Endicott College and is a member of several real estate organizations. He is a board member of AdventCare Inc., a Massachusetts based nonprofit organization that owns and operates skilled nursing facilities. In addition, he is a member of the Advisory Board at the Ohio State University Center for Real Estate. Mr. Witherell was selected as a director because of his ability to lead our company and his detailed knowledge of our strategic opportunities, challenges, competition, financial position and business.

Each of the persons listed above has been nominated by our Board of Directors to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2021. Each nominee has consented to serve on our Board of Directors. If any nominee were to become unavailable to serve as a director, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board of Directors.

Required Vote

Directors are elected by a plurality vote; the nominees who receive the highest number of votes cast, up to the number of directors to be elected in that class, are elected.

Our Board of Directors unanimously recommends a vote “FOR” the election of each of the six nominees for director to the Board of Directors.

CORPORATE GOVERNANCE

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	our board of directors is not classified, instead, each of our directors is subject to re-election annually; of the six persons who serve on our board of directors, four, or 67%, of our directors satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;
•	one of our directors qualifies as an “audit committee financial expert” as defined by the SEC;
•	we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law; and
•	we do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of our board of directors and its committees and through supplemental reports and communications. As warranted, our independent directors meet in executive sessions without the presence of our corporate officers or non-independent directors.

Board Leadership Structure

Our Board of Directors currently consists of six members: Martin Barber, Philip S. Cottone, Richard J. DeAgazio, David G. Gaw, Pendleton P. White, Jr. and Jeffrey E. Witherell. Assuming that all of our nominees for director are elected, after the Annual Meeting there will be six directors, each of whom will have been elected for a one-year term. Our Board has determined that each of Martin Barber, Philip S. Cottone, Richard J. DeAgazio, and David G. Gaw is an “independent director” as defined under the listing rules of the NYSE, Rule 10A-3 under the Exchange Act and the Company’s Corporate Governance Guidelines.

The Board considered the relationships between our directors and the Company when determining each director’s status as an “independent director” under the listing rules of the NYSE, Rule 10A-3 of the Exchange Act and the Company’s Corporate Governance Guidelines, including the relationships listed below under “Certain Relationships and Related Party Transactions.” The Board determined that these relationships did not affect any director’s status as an “independent director.” Furthermore, we are not aware of any family relationships between any director, executive officer or person nominated to become a director or executive officer.

Jeffrey E. Witherell, our Chief Executive Officer, serves as Chairman of the Board of the Company. We have chosen a Board leadership structure with Mr. Witherell serving as our Chairman because we believe this structure results in a single voice speaking for the Company and presents a unified and clear chain of command to execute our strategic initiatives and business plans. Also, the Chairman of the Board manages the Board in performing its duties and leads Board discussions. As our Chief Executive Officer, Mr. Witherell is ideally positioned to provide insight on the current status of our overall operations, our future plans and prospects and the risks that we face. Thus, the individual with the most knowledge about us and our operations is responsible for leading the Board’s discussions. The Board retains the authority to separate the positions of chairman and chief executive officer if it finds that the Board’s responsibilities can be better fulfilled with a different structure.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from its three standing committees, the audit committee, the nominating and corporate governance committee and the compensation committee, each of which addresses risks specific to their respective areas of oversight. In particular, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken and will take to monitor and control these exposures, including, setting guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements in addition to oversight of the performance of our system of internal controls and reporting. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Our Board held 22 meetings in 2019. In 2019, our directors attended all of our Board meetings as well as all of the meetings of the committees on which they served.

Board Committees

Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The principal functions of each committee are briefly described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our Company.

Audit Committee

Our Audit Committee consists of Messrs. Cottone, DeAgazio and Gaw, with Mr. Gaw serving as chairman. The chairman of our Audit Committee qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NYSE corporate governance listing standards. Our Board of Directors has determined that each of the Audit Committee members is “financially literate” as that term is defined by the NYSE corporate governance listing standards. We have adopted an audit committee charter, which details the principal functions of the Audit Committee, including oversight related to:

•	our accounting and financial reporting processes;
•	the integrity of our consolidated financial statements and financial reporting process;
•	our systems of disclosure controls and procedures and internal control over financial reporting;
•	our compliance with financial, legal and regulatory requirements;
•	the evaluation of the qualifications, independence and performance of our independent registered public accounting firm; and
•	our overall risk profile.

Our Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee Report required by SEC regulations to be included in this proxy statement.

Our Audit Committee met four times in 2019. A copy of the charter of our Audit Committee is available on the investor relations webpage of our website, www.plymouthreit.com.

Compensation Committee

Our Compensation Committee consists of Messrs. Barber, DeAgazio and Gaw, with Mr. Barber serving as chairman. We have adopted a compensation committee charter, which details the principal functions of the Compensation Committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;
•	reviewing and approving the compensation of all of our other officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Our Compensation Committee met two times in 2019. A copy of the charter of our Compensation Committee is available on the investor relations webpage of our website, www.plymouthreit.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Barber, DeAgazio and Cottone, with Mr. DeAgazio serving as chairman. We have adopted a nominating and corporate governance committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

•	identifying and recommending to the full board of directors qualified candidates for election as directors to fill vacancies on the board and/or recommending nominees for election of directors at the annual meeting of stockholders;
•	developing and recommending to our board of directors corporate governance guidelines and implementing and monitoring such guidelines;
•	reviewing and making recommendations on matters involving the general operation of our board of directors, including board size and composition, and committee composition and structure;
•	recommending to our board of directors nominees for each committee of our board of directors;
•	annually facilitating the assessment of our board of directors’ performance as a whole and of the individual directors, as required by applicable laws, regulations and the NYSE corporate governance listing standards; and
•	overseeing our board of directors’ evaluation of management.

In identifying and recommending nominees for election as directors, the nominating and corporate governance committee may consider diversity of relevant experience, expertise and background.

Our Nominating and Corporate Governance Committee met one time in 2019. A copy of the charter of the Nominating and Corporate Governance Committee is available on the investor relations webpage of our website, www.plymouthreit.com. Our Corporate Governance Guidelines and Code of Ethics and Business Conduct are also available on the investor relations webpage of our website, www.plymouthreit.com. If we make any substantive amendment to the code of ethics or grant any waiver, including any implicit waiver, from a provision of the code of ethics to certain executive officers, we are obligated to disclose the nature of such amendment or waiver, the name of the person to whom any waiver was granted, and the date of waiver on our website or in a report on Form 8-K.

Usually, nominees for election to the Board are proposed by the current members of the Board. Our Nominating and Corporate Governance Committee will also consider candidates that stockholders and others recommend. Stockholder recommendations should be addressed to: Pendleton P. White, Jr., Corporate Secretary, 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110. Your recommendations must be submitted to us no earlier than December 4, 2020 and no later than 5:00 p.m., Eastern Time on January 3, 2021 for consideration as a possible nominee for election to the Board at our 2021 annual meeting.

The Board has not adopted a formal procedure that you must follow to send communications to it, but it does have informal procedures, described below, which it believes adequately facilitate stockholder communications with the Board. Stockholders can send communications to the Board by contacting Pendleton P. White, Jr., our Corporate Secretary, in one of the following ways:

•	By writing to Plymouth Industrial REIT, Inc., 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110, Attention: Corporate Secretary;
•	By e-mail to pen.white@plymouthrei.com; or
•	By phone at 617-340-3814.

If you request information or ask questions that can be more efficiently addressed by management, Mr. White will respond to your questions instead of the Board. He will forward to the Audit Committee any communication concerning employee fraud or accounting matters and will forward to the full Board any communication relating to corporate governance or those requiring action by the Board of Directors.

Code of Ethics and Business Conduct

Our Board of Directors has established a Code of Ethics and Business Conduct that applies to our officers, directors and employees. Among other matters, our Code of Ethics and Business Conduct is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with laws, rules and regulations;
•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and
•	accountability for adherence to the code of business conduct and ethics.

Any waiver of the Code of Ethics and Business Conduct for our executive officers or directors must be approved by a majority of our independent directors, and any such waiver shall promptly disclosed as required by law or NYSE Regulations. Our Code of Ethics and Business Conduct, which is posted on our website (www.plymouthreit.com), is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The information contained on, or accessible from, our website is not part of this proxy statement by reference or otherwise. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics and Business Conduct on our website.

Director Compensation

Our board of directors has approved a compensation program for our non-employee directors, which consists of annual retainer fees and long-term equity awards. The material terms of the program are described below:

2019 Compensation of Directors

The following table sets forth compensation paid during 2019 to each of our non-employee directors:

	Fees Earned or Paid
Name	Fees Paid in Cash(1)	Fees Paid in Stock	Stock Awards(2)	All Other Compensation	Total
Martin Barber	$30,000	$—	$35,868	$—	$65,868
Philip S. Cottone	$25,000	$—	$35,868	$—	$60,868
Richard J. DeAgazio	$30,000	$—	$35,868	$—	$65,868
David G. Gaw	$30,000	$—	$35,868	$—	$65,868

_____________

(1)	This column represents non-employee director annual retainer and additional annual retainer amounts, 100% of which was paid in cash and 0% was paid in shares of our common stock in lieu of cash.
(2)	Represents the grant date fair value computed in accordance with FASB ASC Topic 718 of awards of restricted stock to the non-employee directors under the 2014 Incentive Award Plan, or the 2019 Director Awards, with each award vesting on the earlier to occur of (a) the date of the annual meeting of stockholders immediately following the grant date and (b) the first anniversary of the grant date, subject in each case to the director's continued service as a director of the Company.

Cash Compensation

Under the program, each non-employee director will be entitled to receive an annual cash retainer of $25,000. In addition, each committee chairperson will receive a $5,000 annual cash retainer and, in the event we have a lead independent director, he or she will receive a $25,000 annual cash retainer. Annual retainers will be paid in cash quarterly in arrears.

Equity Compensation

Under the 2014 Incentive Award Plan, each non-employee director received an award of restricted stock in connection with the completion of our initial listed public offering in a denominated dollar value equal to $75,000. These awards vest in substantially equal one-third installments on each of the first, second and third anniversaries of the date of grant, subject to continued service on our Board of Directors through the applicable vesting date.

In addition, under the 2014 Incentive Award Plan, each non-employee director who is serving on our Board of Directors as of the date of each annual meeting of stockholders, will be granted an award of restricted stock in a denominated dollar value equal to $35,000. These awards will vest on the earlier to occur of (a) the date of the annual meeting of stockholders immediately following the grant date and (b) the first anniversary of the grant date, subject in each case to continued service on our Board of Directors.

PROPOSAL 2
APPROVAL OF THE AMENDED AND RESTATED 2014 INCENTIVE AWARD PLAN

Our Board of Directors recommends that stockholders approve the Company’s Second Amended and Restated 2014 Incentive Award Plan (which we refer to as the “2014 Plan”). The amendment and restatement of the 2014 Plan (1) increases the number shares of the Company’s common stock authorized for issuance thereunder by 500,000 shares, from 375,000 shares to 875,000 shares; (2) reflects the changes in the federal tax laws related to the elimination of the exception from the deduction limit contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and (3) reflects other changes to facilitate and clarify the administration of the 2014 Plan and the awards made thereunder.

Purpose of the 2014 Plan. The 2014 Plan was designed to allow for flexibility to create compensation programs consistent with our pay-for-performance compensation philosophy. The purpose of the Plan is to provide stock and cash incentives to certain officers, employees, directors, consultants, and other service providers of us and our affiliates in order to stimulate their efforts toward our continued success and the creation of stockholder value; to encourage stock ownership by certain officers, employees, directors, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the company or to receive compensation which is based upon appreciation in the value of our common stock; and to provide a means of attracting, rewarding and retaining officers, employees, directors, consultants, and other service providers. The 2014 Plan was approved by our Board of Directors on April 27, 2020, subject to the further approval of the 2014 Plan by our stockholders at the Annual Meeting.

The Plan provides for a variety of equity and equity-based awards, including the following: cash performance awards, incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards and other stock-based awards.

The following is merely a summary of the material features of the Plan and such summary is qualified in its entirety by reference to the full text of the Play which is included as Appendix A hereto and is incorporated herein by reference.

Eligibility and Administration. Our employees, consultants and directors, and employees, consultants and directors of our operating partnership, our services company and our respective subsidiaries will be eligible to receive awards under the Plan. Initially, the Plan will be administered by our board of directors but following our initial public offering the Plan will be administered by our board of directors with respect to awards to non-employee directors and by our compensation committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, Maryland law and/or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the Plan, including any vesting and vesting acceleration conditions.

Limitation on Awards and Shares Available. The aggregate number of shares of our common stock and/or LTIP units of partnership interest in our operating partnership (“LTIP units”) that are available for issuance under awards granted pursuant to the 2014 Plan is 875,000 shares/LTIP units (as of the date of this proxy statement, 72,947 shares/LTIP units remain available for issuance). Shares and units granted under the 2014 Plan may be authorized but unissued shares/LTIP units, or, if authorized by our Board of Directors, shares purchased in the open market. If an award under the 2014 Plan is forfeited, expires or is settled for cash, any shares/LTIP units subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2014 Plan. However, the following shares/LTIP units may not be used again for grant under the 2014 Plan: (1) shares/LTIP units tendered or withheld to satisfy grant or exercise price or tax withholding obligations associated with an award; (2) shares subject to a stock appreciation right, or SAR, that are not issued in connection with the stock settlement of the SAR on its exercise; and (3) shares purchased on the open market with the cash proceeds from the exercise of options. The maximum number of shares that may be issued under the 2014 Plan upon the exercise of incentive stock options is 875,000.

Awards granted under the 2014 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the 2014 Plan. The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the 2014 Plan during any calendar year will be 100,000 and the maximum amount that may be paid under a cash award pursuant to the Plan to any one participant during any calendar year period will be $500,000.

Awards. The Plan provides for the grant of stock options, including incentive stock options, or ISOs, and nonqualified stock options, or NSOs, restricted stock, dividend equivalents, stock payments, restricted stock units, or RSUs, performance shares, other incentive awards, LTIP units, SARs, and cash awards. Certain awards under the Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2014 Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards and LTIP units generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

•	Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.
•	SARs. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions.
•	Restricted Stock, RSUs and Performance Shares. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. Performance shares are contractual rights to receive a range of shares of our common stock in the future based on the attainment of specified performance goals, in addition to other conditions which may apply to these awards. Conditions applicable to restricted stock, RSUs and performance shares may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine.
•	Stock Payments, Other Incentive Awards, LTIP Units and Cash Awards. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. LTIP units are awards of units of limited partnership interest in our operating partnership intended to constitute "profits interests" within the meaning of the relevant Internal Revenue Service guidance, which may be convertible into shares of our common stock. Cash awards are cash incentive bonuses subject to performance goals.
•	Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividend equivalents may not be paid on performance awards granted under the Plan unless and until such performance awards have vested.

Section 162(m). As originally adopted, the 2014 Plan was designed to allow awards to certain of the Company’s executive officers to qualify for the performance-based exception to the deduction limit imposed under Section 162(m) of the Code. That exception was repealed prospectively for taxable years beginning after 2017, except to the extent that the compensation payable in any such subsequent year was payable in accordance with the terms of a binding written commitment in effect on November 2, 2017.

Certain Transactions. The plan administrator has broad discretion to take action under the 2014 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock and/or LTIP units, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as "equity restructurings," our Board of Directors will make equitable adjustments to the 2014 Plan and outstanding awards. In the event of a change in control of the Company (as defined in the 2014 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction. Upon or in anticipation of a change of control, the plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the plan administrator in its sole discretion. Individual award agreements may provide for additional accelerated vesting and payment provisions.

Foreign Participants, Claw-Back Provisions, Transferability, and Participant Payments. The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share/unit limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to the provisions of any claw-back policy implemented by our company to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Plan are generally non-transferable prior to vesting, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a "market sell order" or such other consideration as it deems suitable.

Plan Amendment and Termination. Our Board of Directors may amend or terminate the 2014 Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares/LTIP units available under the 2014 Plan, "reprices" any stock option or SAR, or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. After June 30, 2029, no incentive stock options may be granted; however, the 2014 Plan does not have a specified expiration and will otherwise continue in effect until terminated by our company.

Additional REIT Restrictions. The 2014 Plan provides that no participant will be granted, become vested in the right to receive or acquire or be permitted to acquire, or will have any right to acquire, shares under an award if such acquisition would be prohibited by the restrictions on ownership and transfer of our stock contained in our charter or would impair our status as a REIT.

Tax Consequences. The following discussion outlines generally the federal income tax consequences of participation in the 2014 Plan. Individual circumstances may vary and each recipient should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2014 Plan. Furthermore, any tax advice contained in this discussion is not intended to be used, and cannot be used, to avoid penalties imposed under the Code.

Non-Qualified Stock Options. A recipient will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the recipient exercises a non-qualified stock option or portion thereof, he or she will recognize compensation taxable as ordinary income in any amount equal to the excess of the fair market value of common stock on the date the option is exercised over the price paid for common stock, and he or she will then be entitled to a corresponding tax deduction.

Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified stock option generally will result in a short or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified stock option was exercised.

Incentive Stock Options. A recipient who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells common stock purchased pursuant to the option. The recipient will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the recipient does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the recipient will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and we will not get a corresponding tax deduction. If (the recipient sells the stock at a gain prior to that time. The excess of the lesser of the fair market value on the date of exercise or the amount for which the stock is sold over the amount the recipient paid for the stock will be taxed as ordinary income and we will be entitled to a corresponding tax deduction: If the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the recipient sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

Exercise of an incentive option may subject a recipient to. or increase a recipient's liability for the alternative minimum tax.

Stock Awards. A recipient will not be taxed upon the grant of a stock award if such award is not transferable by the recipient and is subject to a "substantial risk of forfeiture," as defined in the Code. However, when the shares of common stock that are subject to the stock award are transferable by the recipient or are no longer subject to a substantial risk of forfeiture, the recipient will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and we will then be entitled to a corresponding deduction. However, if a recipient so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and we also will be entitled to a corresponding deduction at that time.

Other Awards. A recipient will not recognize income upon the grant of a stock appreciation right, dividend equivalent right. performance unit award or restricted stock unit (the "Equity Incentives") or cash performance award. Generally, at the time a recipient receives payment under any Equity Incentive or cash performance award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of common stock received, and we will then be entitled to a corresponding deduction.

The 2014 Plan is not qualified under Section 401(a) of the Code.

Required Vote.

The affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote on this item will be required for approval of the amendment to the 2014 Plan. Abstentions will be counted as represented and entitled to vote and will, therefore, have the effect of a negative vote. Broker non-votes will not be considered entitled to vote on this item and, therefore, will not be counted in determining the number of shares necessary for approval.

Our Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to the 2014 Plan.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS FOR 2020

General

We are asking our stockholders to ratify the selection of Marcum as our independent registered public accountants for 2020. Although current law, rules and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain and supervise our independent registered public accountants, we view the selection of the independent registered public accountants as an important matter of stockholder concern and thus are submitting the selection of Marcum for ratification by stockholders as a matter of good corporate practice.

The Audit Committee has appointed Marcum to serve as our independent registered public accountants for the 2020 fiscal year. A representative of Marcum is expected to attend the Annual Meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions. Marcum has served as our independent registered public accountants and audited our financial statements since 2013.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees and expenses billed to us by Marcum LLP for fiscal years 2018 and 2019:

	2018	2019

Audit Fees	$385,033	$682,868
Audit-Related Fees	179,673	126,192
Tax Fees	302,065	—
All Other Fees	—	—

Total	$866,771	$809,060

Audit Fees are for professional services for our annual audit, including the audit of internal control over financial reporting for fiscal years 2018 and 2019, reviews of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements. Audit-related fees in fiscal years 2018 and 2019 are for professional services associated with acquisition activities and SEC filings that include pro forma financial statements of acquired entities and services provided in connection with our public offerings in fiscal years 2018 and 2019.

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors in that under the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by Marcum during fiscal years 2018 and 2019 were pre-approved by the Audit Committee.

Required Vote

The affirmative vote by a majority of the shares of common stock represented in person or by proxy and entitled to vote on this item will be required for the ratification of the appointment of Marcum as our independent registered public accountants. Abstentions will be counted as represented and entitled to vote and will, therefore, have the effect of a negative vote. If our stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain Marcum and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

Our Board of Directors unanimously recommends a vote “FOR” the ratification of Marcum LLP as our independent registered public accountants for 2020.

REPORT OF THE AUDIT COMMITTEE

The information provided in this section shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Exchange Act. The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation, consistency and fair presentation of the financial statements, the accounting and financial reporting process, the systems of internal control, and the procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Management is also responsible for its assessment of the design and effectiveness of our internal control over financial reporting. Our independent registered public accountants are responsible for performing an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB, to obtain reasonable assurance that our consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements of the Company with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2019 and management’s assessment of the design and effectiveness of our internal control over financial reporting as of December 31, 2019. The discussion addressed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The committee reviewed and discussed with the independent public accountants their judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards including, without limitation, the results of the integrated audit of Internal Controls over Financial Reporting and matters required to be discussed by PCAOB Auditing Standard No. 16. In addition, the committee received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, discussed with the independent registered public accountants their independence from management and the Company, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with our independent registered public accountants the overall scope and plans for their respective audits. The committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of the Company’s financial reporting.

In reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in our annual report to stockholders for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with generally accepted accounting principles or that Marcum LLP is in fact “independent”.

Audit Committee:

David G. Gaw (Chairman)
Philip S. Cottone
Richard J. DeAgazio

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

Directors, Executive Officers and Other Stockholders

As of April 27, 2020, we had 124 holders of record of our common stock. The following table sets forth certain information regarding the ownership of shares of our common stock as of April 27, 2020 by:

•	each of our directors;
•	each of our named executive officers;
•	each person who will be the beneficial owner of more than 5% of our outstanding common stock; and
•	all directors and executive officers as a group.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, our common stock subject to options or other rights (as set forth above) held by that person that are currently exercisable or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110. As of April 27, 2020, we had 14,791,437 shares of common stock outstanding.

Name	Number of Shares Beneficially Owned(1)		Percent of All Shares
Jeffrey E. Witherell	88,157	(2)	*
Pendleton P. White, Jr.	71,847	(3)	*
Daniel C. Wright	44,916		*
Martin Barber	8,093		*
Philip S. Cottone	11,879		*
Richard J. DeAgazio	11,651		*
David G. Gaw	11,352		*
Total Held by Executive Officers and Directors as a Group	247,895		1.7%

_____________________

*	Less than 1.0%.
(1)	As used herein, “beneficially owned” means the power to vote or direct the voting of shares and/or the power to dispose or direct the disposition of shares.
(2)	Includes 11,923 shares of common stock owned by Plymouth Group Real Estate of which Mr. Witherell may be deemed to be the beneficial owner.
(3)	Includes 11,923 shares of common stock owned by Plymouth Group Real Estate of which Mr. White may be deemed to be the beneficial owner.

EXECUTIVE OFFICERS

The name, age, position and business experience of our named executive officers, except for Messrs. Witherell and White, is listed below. Because they are also members of our Board, information about Messrs. Witherell and White, appeared previously under Proposal 1—Election of Directors. All of our named executive officers serve at the discretion of the Board and are parties to employment agreements.

Name	Age	Position

Daniel C. Wright	71	Daniel C. Wright is the Executive Vice President and Chief Financial Officer of our company, and has held those positions since May 2014. He is responsible for the financial performance, compliance and regulatory reporting. Mr. Wright has over 30 years of significant accounting and financial reporting experience within the real estate industry. Prior to joining Plymouth, he was a principal with Carleton Advisory Group where he was responsible for providing financial and operational expertise to commercial real estate and hospitality investment firms. From 2005 thru 2009, he was the CFO at Pyramid Advisors in Boston where he directed the financial and legal operations across an $8 billion portfolio of properties and 7,600 employees. While at Pyramid he provided leadership and oversight to 9 financial executives and was additionally responsible for the placement of over $1.5 billion of securitized debt. From 1999 to 2005, Mr. Wright was the CFO at Prism Venture Partners where he managed the financial and legal affairs of that company. Assets under management grew from $150 million to over $1 billion in 40 separate investments during his tenure. From 1995 to 1999, he was the CFO for Leggat McCall Properties in Boston, where he was responsible for the financial performance of the firm. From 1982 to 1995, Mr. Wright was affiliated with Sheraton Hotels where he held several successive positions including Internal Audit Director, Director of Strategic Projects and Planning, and Director of Corporate Development. Additionally, he was the Senior Vice President and Division Controller of the Pacific Division based in Honolulu, Hawaii, where he managed the financial operations across six countries. Mr. Wright holds a BSBA from Babson College and a Juris Doctorate from Suffolk University Law School. He is a former CPA, a member of the Massachusetts Bar, the Massachusetts Society of Public Accountants, and the American Institute of Certified Public Accountants.

EXECUTIVE COMPENSATION

Executive Compensation Objectives

We believe that the compensation of our executive officers aligns their interests with those of the stockholders in a way that encourages prudent decision-making, links compensation to our overall performance, provides a competitive level of total compensation necessary to attract and retain talented and experienced executive officers and motivates the executive officers and directors to contribute to our success. All of our executive officers are eligible to receive performance-based compensation under the 2014 Plan.

We use restricted stock grants as the primary means of delivering long-term compensation to our executive officers. Shares of restricted stock are shares of our common stock that are forfeitable until the lapse of the applicable restrictions. We believe that restricted stock grants with long vesting periods align the interests of executive officers and stockholders and provide strong incentives to our executive officers to achieve long-term growth in our business, grow the value of our common stock and maintain or increase our dividends. The executive officers personally benefit from these efforts through their restricted stock awards, which receive dividends at the same rate as unrestricted common stock and increase in value as the value of our common stock increases. As such, the Company’s executive officers essentially have to earn this equity compensation twice: the first time through their efforts to meet the initial performance criteria necessary for a grant of restricted stock to be made; and the second time by continued service throughout the at-risk vesting period.

Our Compensation Committee determines the restrictions for each award granted pursuant to the 2014 Plan and the purchase price in the case of restricted stock. Restrictions on the restricted stock may include time-based restrictions, the achievement of specific performance goals or the occurrence of a specific event. Vesting of restricted stock will generally be subject to cliff vesting periods ranging from three to eight years and will be conditioned upon the participant’s continued employment, among other restrictions that may apply. If the performance goals are not achieved or the time-based restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted stock. The Company prohibits the hedging of Company securities by its executive officers and directors. None of the executive officers or directors has entered into any hedging arrangements with respect to the Company’s securities. In addition, restricted stock may not be sold, assigned, pledged or otherwise transferred.

Determination of Executive Compensation

The Board established the Compensation Committee to carry out the Board’s responsibilities to administer our compensation programs. The Compensation Committee has the final decision-making authority for the compensation of our executive officers. The Compensation Committee operates under a written charter adopted by the Compensation Committee and approved by the Board. The charter is available in the investor relations section of our website (www.plymouthreit.com).

Our Compensation Committee has independent authority to engage outside consultants and obtain input from external advisers as well as our management team or other employees.

The Compensation Committee may retain any independent counsel, experts or advisors that it believes to be desirable and appropriate. The Compensation Committee may also use the services of the Company’s regular legal counsel or other advisors to the Company. The Compensation Committee undertakes an independent assessment prior to retaining or otherwise selecting any independent counsel, compensation consultant, search firm, expert or other advisor that will provide advice to it, taking such factors into account and as otherwise may be required by the NYSE from time to time. The Compensation Committee did not engage a compensation consultant in fiscal year 2019.

Our Chief Executive Officer typically attends Compensation Committee meetings, except for executive sessions (unless specifically requested by the Compensation Committee to be present). No executive officer attends an executive session at which his or her compensation is considered. Our Chief Executive Officer may provide recommendations with respect to compensation for the executive officers other than himself. The Compensation Committee considers these recommendations, but may approve, reject or adjust them as it deems appropriate.

Compensation Components

Our compensation program consists of three elements:

Base Salary

Each of our named executive officers has an employment agreement that establishes their base salary. Adjustments to base salary are determined by the Compensation Committee and are based upon a review of a variety of factors, including the following:

•	individual and Company performance, measured against quantitative and qualitative goals, such as growth, asset quality and other matters;
•	duties and responsibilities as well as the named executive officer’s experience; and
•	the types and amount of each element of compensation to be paid to the named executive officer.

Equity Awards

We have adopted the 2014 Plan under which awards may be made in the form of restricted stock or cash. The purposes of the 2014 Plan are to attract and retain qualified persons upon whom, in large measure, our sustained progress, growth and profitability depend, to motivate the participants to achieve long-term Company goals and to more closely align the participants’ interests with those of our other stockholders by providing them with a proprietary interest in our growth and performance. Our executive officers, officers, employees, consultants and non-employee directors are eligible to participate in the 2014 Plan.

The 2014 Plan is administered by our Compensation Committee, which interprets the 2014 Plan and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the amount of cash or number of shares subject to awards and the expiration date of, and the vesting schedule or other restrictions (including, without limitation, restrictive covenants) applicable to, awards.

Unless the 2014 Plan is earlier terminated by our Board of Directors, no incentive stock options may be granted after the date which is ten years following the effective date of the 2014 Plan; however, the 2014 Plan does not have a specific expiration and will otherwise continue in effect until terminated by the Board of Directors.

Additional Compensation Components

As we continue to formulate and implement our compensation program, we may provide different and/or additional compensation components, benefits and/or perquisites to our named executive officers, to ensure that we provide a balanced and comprehensive compensation structure. We believe that it is important to maintain flexibility to adapt our compensation structure as warranted to properly attract, motivate and retain the top executive talent for which we compete.

Executive Compensation Arrangements

Employment Agreements. In June 2019, we entered into amended and restated employment agreements with the named executive officers of the Company. The following is a summary of the material terms of the employment agreements.

Under the employment agreements, Mr. Witherell serves as Chief Executive Officer of the Company, Mr. White serves as President and Chief Investment Officer of the Company, and Mr. Wright serves as Chief Financial Officer of the Company. Each reports directly to the Board. The initial term of the employment agreements will end on December 31, 2023. On that date, and on each subsequent one-year anniversary of such date, the term of the employment agreements will automatically be extended for one year, unless earlier terminated. Pursuant to the employment agreements, during the terms of Messrs. Witherell’s and White’s employment, we will nominate each for election as a director.

Under the employment agreements, Messrs. Witherell, White and Wright receive annual base salaries in the amounts reflected in the “Summary Compensation Table” below, which are subject to increase at the discretion of our Compensation Committee. In addition, each of Messrs. Witherell, White and Wright will be eligible to receive an annual discretionary cash performance bonus targeted at 100% of the executive’s then-current annual base salary. The actual amount of any such bonuses will be determined by reference to the attainment of applicable company and/or individual performance objectives, as determined by our Compensation Committee. In connection with entering into the employment agreements and as described above, Messrs. Witherell, White and Wright were granted an award of restricted shares of our common stock. These restricted stock awards vest in four equal, annual installments on each of the first four anniversaries of the date of grant, subject to each executive’s continued service through the applicable vesting date. In addition, beginning in calendar year 2017 and for each calendar year thereafter, Messrs. Witherell, White and Wright will each be eligible to receive an annual equity award, as determined by our Compensation Committee in its sole discretion. Messrs. Witherell, White and Wright are also eligible to participate in customary health, welfare and fringe benefit plans, and, subject to certain restrictions, healthcare benefits will be provided to them and their eligible dependents at our sole expense. Each of Messrs. Witherell, White and Wright will accrue four weeks of paid vacation per year.

Pursuant to the terms of the employment agreements, if Mr. Witherell’s, Mr. White’s or Mr. Wright’s employment is terminated by the Company without “cause,” by the executive for “good reason” (each as defined in the applicable employment agreement) or because the Company elects not to renew the term of the employment agreement then, in addition to any accrued amounts, the executive will be entitled to receive the following:

•	An amount, payable over a 12-month period, equal to (a) three times with respect to Mr. Witherell and (b) two times with respect to Messrs. White and Wright the sum of (1) the executive’s annual base salary then in effect, (2) the average annual bonus earned by the executive for the two prior fiscal years (substituting target bonus in the average for any fiscal year not yet completed if fewer than two fiscal years have been completed) and (3) the average value of any annual equity awards(s) made to the executive during the prior two fiscal years (excluding the initial grant of restricted stock described above, any award(s) granted pursuant to a multi-year, outperformance or long-term performance program and any other non-recurring awards), or if fewer than two years have elapsed, over such lesser number of years; and
•	accelerated vesting of all outstanding equity awards held by the executive as of the termination date; and company-paid continuation healthcare coverage for 18 months after the termination date.

The executive’s right to receive the severance payments and benefits described above is subject to his delivery and non-revocation of an effective general release of claims in favor of the Company. The employment agreements also contain customary confidentiality and non-solicitation provisions.

Upon a termination of employment by reason of death or disability, the executive or his estate will be entitled to accelerated vesting of all outstanding equity awards held by the executive as of the termination date, in addition to any accrued amounts. In addition, upon a change in control of the Company (as defined in the 2014 Plan described below), Messrs. Witherell, White and Wright will be entitled to accelerated vesting of all outstanding equity awards held by such executive as of the date of the change in control. In addition, under the employment agreements, to the extent that any change in control payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Internal Revenue Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (a) net amount of the change in control payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (b) net amount of the change in control payments and benefits without such reduction.

Change in Control Agreements. In June 2019, the Company entered into Change in Control Severance Agreements with each of Messrs. Witherell, White and Wright (collectively, the “Change in Control Agreements”).  Each Change in Control Agreement provides that in the event the executive’s employment is terminated other than for “cause” or if the executive resigns for “good reason” (each as defined in the applicable Change in Control Agreement) following a change in control of the Company (or prior to, but in anticipation, of a change in control of the Company), the executive will be entitled to certain severance benefits, consisting of the following: an amount equal to (a) two and a half times with respect to Mr. Witherell and (b) two times with respect to Messrs. White and Wright the sum of (l) the executive’s annual base salary then in effect, (2) the average annual bonus earned by the executive for the two prior fiscal years (substituting target bonus in the average for any fiscal year not yet completed if fewer than two fiscal years have been completed) and (3) the average value of any annual equity awards(s) made to the executive during the prior two fiscal years; accelerated vesting of all outstanding equity awards held by the executive as of the termination date; and Company-paid continuation healthcare coverage for 18 months after the termination date. The term of each Change in Control Agreement is for a period of three years and will be automatically renewed for additional one-year periods.  The Change in Control Agreements are designed to both retain the services of the executives during the change in control process and to assure that the executives’ interests are closely aligned with the interests of the Company’s stockholders.

COMPENSATION TABLES

Summary Compensation Table

The table below sets forth the compensation paid in fiscal years 2018 and 2019 to our principal executive officer and the two most highly compensated executive officers. The three executive officers are referred to in this proxy statement as our named executive officers.

As discussed above under “Executive Compensation--Executive Compensation Arrangements” we provide severance benefits to each of our named executive officers.

Below is a Summary Compensation Table setting forth certain compensation that we paid our named executive officers during the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Annual Salary	Bonus		Stock Awards		All Other Compensation(4)	Total
Jeffrey E. Witherell—	2019	$329,167	$—	(1)(2)	$357,000	(3)	$164,862	$851,029
Chief Executive Officer	2018	$300,000	$—		$—		$203,487	$503,487

Pendleton P. White, Jr.—	2019	$275,000	$—	(1)(2)	$267,750	(3)	$136,529	$679,279
President and Chief Investment Officer	2018	$250,000	$—		$—		$167,329	$417,329

Daniel C. Wright—	2019	$220,833	$—	(1)(2)	$267,750	(3)	$91,382	$579,965
Executive Vice President and Chief Financial Officer	2018	$200,000	$—		$—		$108,960	$308,960

_______________________

(1)	Bonus amounts are determined by our Compensation Committee in its sole discretion.
(2)	Our Compensation Committee will establish specific metrics to measure future cash bonus payments.
(3)	Represents the aggregate date fair value computed in accordance with the FASB ASC Topic 718 of awards of restricted common stock under our 2014 Plan. The dollar value of these awards was based upon the closing market price of our common stock on the date granted.
(4)	Represents amounts paid by us for healthcare and other Company-wide benefits for each officer and reimbursement of up to $10,000 annually for reasonable professional expenses and advice from professional advisors.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table sets forth all outstanding equity awards held by each of our named executive officers at December 31, 2019:

Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffrey E. Witherell	45,000	(2)	$827,550	—	$—
Pendleton P. White, Jr.	34,737	(2)	$638,813	—	$—
Daniel C. Wright	28,158	(2)	$517,826	—	$—

_____________

(1)	The market value of unvested restricted common stock is calculated by multiplying the number of unvested shares of restricted common stock held by the applicable named executive officer by the closing price of our common stock on December 31, 2019, which was $18.39.
(2)	These shares of restricted common stock are subject to four year vesting, whereby 25% of the shares of restricted common stock will vest annually, subject to continued employment with the company on the vesting date.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about shares of our common stock that may be issued under our 2014 Plan as of December 31, 2019.

Plan Category	Number of Securities to be issued upon exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders(1)	—	—	117,847
Total	—	—	117,847

_____________

(1)	Our 2014 Plan was approved by our stockholders in June 2014.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during 2019 were Martin Barber (Chair), Richard J. DeAgazio and David G. Gaw. In 2019, no member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries or was formerly an officer of the Company or any of its subsidiaries, and no member had any relationship requiring disclosure as a related person transaction under applicable SEC regulations.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Executive Agreements

We have entered into employment agreements and change in control agreements with our executive officers, which provide for salary, bonus and other benefits, including severance upon a termination of employment under certain circumstances. The material terms of the agreements are described above under “Executive Compensation--Executive Compensation Arrangements.”

2014 Plan

An aggregate of 117,847 shares of our common stock and LTIP units are available for issuance under awards granted pursuant to the 2014 Plan as of December 31, 2019.

Indemnification of Officers and Directors

Our charter and bylaws provide for certain indemnification rights for our directors and officers and we have entered into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers, directors, partners, trustees, managers or members to the maximum extent permitted by Maryland law.

Review and Approval of Future Transactions with Related Persons

We have adopted and maintain a written policy for the review and approval of related party transactions requiring disclosure under Rule 404(a) of Regulation S-K. This policy provides that the nominating and corporate governance committee is responsible for reviewing and approving or disapproving all related party transactions, meaning any transaction, arrangement or relationship in which (a) the amount involved may be expected to exceed $120,000 in any fiscal year, (b) the Company will be a participant, and (c) a related person has a direct or indirect material interest. A related person will be defined as an executive officer, director or nominee for election as director, or a greater than 5% beneficial owner of our common stock, or an immediate family member of the foregoing. The policy may deem certain related party transactions to be preapproved.

Legal Proceedings

We are not aware of any current legal proceedings involving any of our directors or executive officers and either the Company or any of its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file. Based on our review of the copies of such forms and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2019.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

At the annual meeting each year, the Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board may submit other matters to the stockholders for action at the annual meeting. Stockholders may also submit proposals for action at the annual meeting.

Proposals for Inclusion in Our Proxy Statement

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2021 annual meeting may do so by following the procedures described in Rule 14a-8 of the Exchange Act. If the 2021 annual meeting is held within 30 days of July 1, 2021, stockholder proposals must be received by Jeffrey E. Witherell at 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110, no later than 5:00 p.m., Eastern Time on January 3, 2021 in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company’s 2021 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at our principal executive offices no earlier than December 4, 2020, nor later than 5:00 p.m., Eastern Time on January 3, 2021, together with all supporting documentation required by our Bylaws. For more complete information on these requirements, please refer to our Bylaws.

OTHER MATTERS

As of the date of this proxy statement, management does not know of any other matters to be brought before the Annual Meeting other than those set forth herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE SUBMIT A PROXY BY INTERNET OR, IF YOU REQUEST WRITTEN PROXY MATERIALS BY RETURNING A COMPLETED, SIGNED AND DATED PROXY CARD OR
VOTING INSTRUCTION FORM.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Upon written request of any record holder or beneficial owner of shares entitled to vote at the Annual Meeting, we will provide, without charge, a copy of our annual report to stockholders. Requests should be mailed to Pendleton P. White, Jr., Corporate Secretary, 260 Franklin Street, 7th Floor, Boston, Massachusetts 02110. You may also access our Annual Report on Form 10-K on the investor relations webpage of our Internet website, www.plymouthreit.com.

By Order of the Board of Directors,

Jeffrey E. Witherell
Chairman of the Board
May 4, 2020

Appendix A

PLYMOUTH INDUSTRIAL REIT, INC. AND

PLYMOUTH INDUSTRIAL OP, LP

SECOND AMENDED AND RESTATED 2014 INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purpose of the Plymouth Industrial REIT, Inc. and Plymouth Industrial OP, LP Second Amended and Restated 2014 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Plymouth Industrial REIT, Inc., a Maryland corporation (the "Company"), and Plymouth Industrial OP, LP, a Delaware limited partnership (the "Partnership"), by linking the individual interests of Employees, Consultants, members of the Board to those of the Company's stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company's stockholders. The Plan is further intended to provide flexibility to the Company, the Partnership and their subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company's and the Partnership's operations is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1       "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article 11 hereof. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6 hereof, or which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2       "Affiliate" shall mean the Partnership, any Parent or any Subsidiary.

2.3       "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

2.4       "Applicable Law" shall mean any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5       "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalent award, a Stock Payment award, a Restricted Stock Unit award, a Performance Share award, an Other Incentive Award, an LTIP Unit award or a Stock Appreciation Right, which may be awarded or granted under the Plan.

2.6       "Award Agreement" shall mean any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

2.7       "Board" shall mean the Board of Directors of the Company.

2.8       "Change in Control" shall mean the occurrence of any of the following events:

(a)       A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, the Partnership or any Subsidiary, an employee benefit plan maintained by any of the foregoing entities or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than thirty percent (30%) of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

(b)       During any period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c) hereof) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the two (2)-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)       The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction:

(i)       Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of, the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

(ii)       After which no person or group beneficially owns voting securities representing thirty percent (30%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning thirty percent (30%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)       Approval by the Company's stockholders of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a "change in control event" (within the meaning of Code Section 409A). Consistent with the terms of this Section 2.8, the Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.9       "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10       "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board described in Article 11 hereof.

2.11       "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

2.12       "Company" shall mean Plymouth Industrial REIT, Inc., a Maryland corporation.

2.13       "Consultant" shall mean any consultant or advisor of the Company, the Partnership or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.

2.14       "Director" shall mean a member of the Board, as constituted from time to time.

2.15       "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2 hereof.

2.16       "DRO" shall mean a "domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.17       "Effective Date" shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company's stockholders.

2.18       "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.19       "Employee" shall mean any officer or other employee (within the meaning of Section 3401 (c) of the Code) of the Company, the Partnership or any Subsidiary.

2.20       "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding stock-based Awards.

2.21       "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.22       "Expiration Date" shall have the meaning provided in Section 12.1 hereof.

2.23       "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

(a)       If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)       If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, If there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)       If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.24       "Greater Than 10% Stockholder" shall mean an individual then-owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any "parent corporation" or "subsidiary corporation" (as defined in Sections 424(e) and 424(f) of the Code, respectively).

2.25       "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.26       "Individual Award Limit" shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.

2.27       "LTIP Unit" shall mean, to the extent authorized by the Partnership Agreement, a unit of the Partnership that is granted pursuant to Section 8.7 hereof and is intended to constitute a "profits interest" within the meaning of the Code.

2.28       "Non-Employee Director" shall mean a Director of the Company, who is not an Employee.

2.29       "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.30       "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 5 hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.31       "Other Incentive Award" shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 8.6 hereof.

2.32       "Parent" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.33       "Participant" shall mean an Eligible Individual who has been granted an Award pursuant to the Plan.

2.34       "Partnership" shall mean Plymouth Industrial OP, LP., a Delaware limited partnership.

2.35       "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Plymouth Industrial OP LP, as the same may be amended, modified or restated from time to time.

2.36       "Performance Award" shall mean an Award that is granted under Section 8.1 hereof.

2.37       "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)       The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per Share; (xx) leasing activity; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) debt levels or reduction; (xxv) sales-related goals; (xxvi) comparisons with other stock market indices; (xxvii) operating efficiency; (xxviii) financing and other capital raising transactions; (xxix) recruiting and maintaining personnel; (xxx) year-end cash; (xxxi) acquisition activity; (xxxii) investment sourcing activity; (xxxiii) customer service; and (xxxiv) marketing initiatives, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b)       The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquire in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions.

2.38       "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall performance of the Company, the Partnership, any Subsidiary, any division or business unit thereof or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.39       "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Award.

2.40       "Performance Share" shall mean a contractual right awarded under Section 8.5 hereof to receive a number of Shares or the cash value of such number of Shares based on the attainment of specified Performance Goals or other criteria determined by the Administrator.

2.41       "Permitted Transferee" shall mean, with respect to a Participant, any "family member" of the Participant, as defined under the General Instructions to Form S-8 Registration Statement under the Securities Act or any successor Form thereto, or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.

2.42       "Plan" shall mean this Plymouth Industrial REIT, Inc. and Plymouth Industrial REIT OP, LP Second Amended and Restated 2014 Incentive Award Plan, as it may be amended from time to time.

2.43       "Program" shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.44       "REIT" shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

2.45       "Restricted Stock" shall mean an award of Shares made under Article 7 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

2.46       "Restricted Stock Unit" shall mean a contractual right awarded under Section 8.4 hereof to receive in the future a Share or the cash value of a Share.

2.47       "Securities Act" shall mean the Securities Act of 1933, as amended.

2.48       "Share Limit" shall have the meaning provided in Section 3.1(a) hereof.

2.49       "Shares" shall mean shares of Common Stock.

2.50       "Stock Appreciation Right" shall mean a stock appreciation right granted under Article 10 hereof.

2.51       "Stock Payment" shall mean a payment in the form of Shares awarded under Section 8.3 hereof.

2.52       "Subsidiary" shall mean (a) a corporation, association or other business entity of which fifty percent (50%) or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company, the Partnership and/or by one or more Subsidiaries, (b) any partnership or limited liability company of which fifty percent (50%) or more of the equity interests are owned, directly or indirectly, by the Company, the Partnership and/or by one or more Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which fifty percent (50%) or more of the ownership and the power (whether voting interests or otherwise), pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company, the Partnership and/or by one or more Subsidiaries.

2.53       "Substitute Award" shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity that is a party to such transaction; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.54       "Successor Entity" shall have the meaning provided in Section 2.8(c)(i) hereof.

2.55       "Termination of Service" shall mean:

(a)       As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company and its Affiliates is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment and/or service as an Employee and/or Director with the Company or any Affiliate.

(b)       As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment and/or service as an Employee and/or Consultant with the Company or any Affiliate.

(c)       As to an Employee, the time when the employee-employer relationship between a Participant and the Company and its Affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but excluding terminations where the Participant simultaneously commences or remains in service as a Consultant and/or Director with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether any Termination of Service resulted from a discharge for cause and whether any particular leave of absence constitutes a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee- employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Participant's employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1       Number of Shares.

(a)       Subject to Section 3.1(b) and Section 12.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is Eight Hundred Seventy-Five Thousand (875,000) Shares (the "Share Limit"). In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall be Eight Hundred Seventy-Five Thousand (875,000) Shares. Subject to Section 12.2 hereof, each LTIP Unit issued pursuant to an Award shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.1(a) and for purposes of calculating the Individual Award Limit set forth in Section 3.3 hereof.

(b)       If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan and shall be added back to the Share Limit in the same number of Shares as were debited from the Share Limit in respect of the grant of such Award (as may be adjusted in accordance with Section 12.2 hereof). Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Share Limit and will not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 hereof at the same price paid by the Participant so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)       Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2       Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or, if authorized by the Board, Common Stock purchased on the open market.

3.3       Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2 hereof, (a) the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be One Hundred Thousand (100,000) Shares and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be Five Hundred Thousand Dollars ($500,000) (together, the "Individual Award Limits"); provided, however, that the foregoing limitations shall not apply until the earliest of the following events to occur: (a) the first material modification of the Plan (including any increase in the Share Limit in accordance with Section 3.1 hereof); (b) the issuance of all of the Shares reserved for issuance under the Plan; (c) the expiration of the Plan; or (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act.

ARTICLE 4

GRANTING OF AWARDS

4.1       Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2       Award Agreement. Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan and any applicable Program.

4.3       Limitations Applicable to Section 16 Persons. Notwithstanding anything contained herein to the contrary, with respect to any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, the Plan, any applicable Program and the applicable Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Award to the extent permitted by Applicable Law.

4.4       At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue as an Employee, Director or Consultant of the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company or any Affiliate, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of any Participant's employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Affiliate.

4.5       Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the Share Limit or Individual Award Limits contained in Sections 3.1 and 3.3 hereof, respectively; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law.

4.6       Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5

GRANTING OF OPTIONS

5.1       Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

5.2       Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any "parent corporation" or "subsidiary corporation" of the Company (as defined in Sections 424(e) and 424(1) of the Code, respectively). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and all other plans of the Company or any "parent corporation" or "subsidiary corporation" of the Company (as defined in Section 424(e) and 424(1) of the Code, respectively) exceeds one hundred thousand dollars ($100,000), the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Nonqualified Stock Options.

5.3       Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4       Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the stated term of the Option. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Option relating to such a Termination of Service.

5.5       Option Vesting.

(a)       The terms and conditions pursuant to which an Option vests in the Participant and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option.

(b)       No portion of an Option which is exercisable at a Participant's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program, the applicable Award Agreement or by action of the Administrator following the grant of the Option.

5.6       Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per Share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

5.7       Substitution of Stock Appreciation Rights. The Administrator may, in its sole discretion, substitute an Award of Stock Appreciation Rights for an outstanding Option at any time prior to or upon exercise of such Option; provided, however, that such Stock Appreciation Rights shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 6

EXERCISE OF OPTIONS

6.1       Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

6.2       Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)       A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b)       Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take such additional actions as it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)       In the event that the Option shall be exercised pursuant to Section 10.3 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d)       Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2 hereof.

6.3       Notification Regarding Disposition. The Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years after the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) of such Option to such Participant, or (b) one (I) year after the date of transfer of such Shares to such Participant.

ARTICLE 7

RESTRICTED STOCK

7.1       Award of Restricted Stock.

(a)       The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)       The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2       Rights as Stockholders. Subject to Section 7.4 hereof, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in an applicable Program or in the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the shares shall be subject to the restrictions set forth in Section 7.3 hereof.

7.3       Restrictions. All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of an applicable Program or the applicable Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant's continued employment, directorship or consultancy with the Company, the Performance Criteria, Company or Affiliate performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of any Program or by the applicable Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4       Repurchase or Forfeiture of Restricted Stock. If no purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant's rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then-subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in an applicable Program or the applicable Award Agreement. The Administrator in its sole discretion may provide that, upon certain events, including, without limitation, a Change in Control, the Participant's death, retirement or disability, any other specified Termination of Service or any other event, the Participant's rights in unvested Restricted Stock shall not terminate, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

7.5       Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

ARTICLE 8

PERFORMANCE AWARDS; DIVIDEND EQUIVALENTS; STOCK PAYMENTS; RESTRICTED STOCK UNITS; PERFORMANCE SHARES; OTHER INCENTIVE AWARDS; LTIP UNITS

8.1       Performance Awards.

(a)       The Administrator is authorized to grant Performance Awards to any Eligible Individual. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

(b)       Without limiting Section 8.1(a) hereof, the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

8.2       Dividend Equivalents.

(a)       Subject to Section 8.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to Shares covered by a Performance Award shall only be paid out to the Participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the Performance Award vests with respect to such Shares.

(b)       Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3       Stock Payments. The Administrator is authorized to make one or more Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4       Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case, on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be consistent with the applicable provisions of Section 409A of the Code or an exemption therefrom. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

8.5       Performance Share Awards. Any Eligible individual selected by the Administrator may be granted one or more Performance Share awards which shall be denominated in a number of Shares and the vesting of which may be linked to any one or more of the Performance Criteria, other specific performance criteria (in each case on a specified date or dates or over any period or periods determined by the Administrator) and/or time-vesting or other criteria, as determined by the Administrator.

8.6       Other Incentive Awards. The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, shareholder value or shareholder return, in each case, on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator.

8.7       LTIP Units. The Administrator is authorized to grant LTIP Units in such amount and subject to such terms and conditions as may be determined by the Administrator; provided, however, that LTIP Units may only be issued to a Participant for the performance of services to or for the benefit of the Partnership (a) in the Participant's capacity as a partner of the Partnership, (b) in anticipation of the Participant becoming a partner of the Partnership, or (c) as otherwise determined by the Administrator, provided that the LTIP Units are intended to constitute "profits interests" within the meaning of the Code, including, to the extent applicable, Revenue Procedure 93-27, 1993-2 C.B. 343 and Revenue Procedure 2001-43, 2001-2 C.B. 191. The Administrator shall specify the conditions and dates upon which the LTIP Units shall vest and become nonforfeitable. LTIP Units shall be subject to the terms and conditions of the Partnership Agreement and such other restrictions, including restrictions on transferability, as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

8.8       Other Terms and Conditions. All applicable terms and conditions of each Award described in this Article 8, including, without limitation, as applicable, the term, vesting conditions and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion; provided, however, that the value of the consideration paid by a Participant for an Award shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

8.9       Exercise upon Termination of Service. Awards described in this Article 8 are exercisable or distributable, as applicable, only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that such Award may be exercised or distributed subsequent to a Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or in certain events, including without limitation, a Change in Control, the Participant's death, retirement or disability or any other specified Termination of Service.

ARTICLE 9

STOCK APPRECIATION RIGHTS

9.1       Grant of Stock Appreciation Rights.

(a)       The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b)       A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then-exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per Share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in Section 9.1(c) hereof, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c)       Notwithstanding the foregoing provisions of Section 9.1(b) hereof to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

9.2       Stock Appreciation Right Vesting.

(a)       The Administrator shall determine the period during which the Participant shall vest in a Stock Appreciation Right and have the right to exercise such Stock Appreciation Rights (subject to Section 9.4 hereof) in whole or in part. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which the Stock Appreciation Right vests.

(b)       No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

9.3       Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)       A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then-entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b)       Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance;

(c)       In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 9.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right; and

(d)       Full payment of the applicable withholding taxes for the Shares with respect to which the Stock Appreciation Rights, or portion thereof, are exercised, in a manner permitted by the Administrator in accordance with Sections 9.1 and 9.2 hereof.

9.4       Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

ARTICLE 10

ADDITIONAL TERMS OF AWARDS

10.1       Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then-issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2       Tax Withholding. The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's social security, Medicare and any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising in connection with any Award. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to satisfy such obligations by any payment means described in Section 10.1 hereof, including, without limitation, by allowing such Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3       Transferability of Awards.

(a)       Except as otherwise provided in Section 10.3(b) or (c) hereof:

(i)       No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii)       No Award or interest or right therein shall be subject to the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and

(iii)       During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then-applicable laws of descent and distribution.

(b)       Notwithstanding Section 10.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee (other than to another Permitted Transferee of the applicable Participant) other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant (or transferring Permitted Transferee) and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. In addition, and further notwithstanding Section 10.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)       Notwithstanding Section 10.3(a) hereof, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a "community property" state, a designation of a person other than the Participant's spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than fifty percent (50%) of the Participant's interest in the Award shall not be effective without the prior written or electronic consent of the Participant's spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is delivered to the Administrator prior to the Participant's death.

10.4       Conditions to Issuance of Shares.

(a)       Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b)       All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c)       The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)       No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e)       Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5       Forfeiture and Claw-Back Provisions.

(a)       Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: (i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Participant incurs a Termination of Service for cause; and

(b)       All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the applicable provisions of any claw-back policy implemented by the Company, whether implemented prior to or after the grant of such Award, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law.

10.6       Prohibition on Repricing. Subject to Section 12.2 hereof, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 12.2 hereof, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

10.7       Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

10.8       Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence. A Participant shall not cease to be considered an Employee, Non-Employee Director or Consultant, as applicable, in the case of any (a) leave of absence approved by the Company, (b) transfer between locations of the Company or between the Company and any of its Affiliates or any successor thereof, or change in status (Employee to Director, Employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Participant's Award.

10.9       Terms May Vary Between Awards. The terms and conditions of each Award shall be determined by the Administrator in its sole discretion and the Administrator shall have complete flexibility to provide for varied terms and conditions as between any Awards, whether of the same or different Award type and/or whether granted to the same or different Participants (in all cases, subject to the terms and conditions of the Plan).

ARTICLE 11

ADMINISTRATION

11.1       Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a "non-employee director" as defined by Rule 16b-3 of the Exchange Act and an "independent director'' under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in the Company's charter or Bylaws or any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment, Committee members may resign at any time by delivering written or electronic notice to the Board, and vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6 hereof.

11.2       Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 12.13 hereof. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3       Action by the Committee. Unless otherwise established by the Board, in the Company's charter or Bylaws or in any charter of the Committee or as required by Applicable Law or, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. To the greatest extend permitted by Applicable Law, each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4       Authority of Administrator. Subject to any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a)       Designate Eligible Individuals to receive Awards;

(b)       Determine the type or types of Awards to be granted to each Eligible Individual; Award will relate;

(c)       Determine the number of Awards to be granted and the number of Shares to which an award will relate;

(d)       Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)       Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)       Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)       Determine as between the Company, the Partnership and any Subsidiary which entity will make payments with respect to an Award, consistent with applicable securities laws and other Applicable Law;

(h)       Decide all other matters that must be determined in connection with an Award;

(i)       Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(j)       Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(k)       Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5       Decisions Binding. The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

11.6       Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1       Amendment. Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.2 hereof, (i) increase the Share Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6 hereof. Except as provided in Section 12.13 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. The annual increase to the Share Limit (set forth in Section 3.1(a)(ii) hereof) shall terminate on the tenth (10th) anniversary of the Effective Date and, from and after such tenth ("10") anniversary, no additional share increases shall occur pursuant to Section 3.1 (a)(ii) hereof. In addition, notwithstanding anything herein to the contrary, no ISO shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

12.2       Changes in Common Stock or Assets of the Company. Acquisition or Liquidation of the Company and Other Corporate Events.

(a)       In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company's stock or the share price of the Company's stock other than an Equity Restructuring, the Board may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, without limitation, adjustments of the Share Limit and Individual Award Limits); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b)       In the event of any transaction or event described in Section 12.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, the Board, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Board determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)       To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2, the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Board in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested;

(ii)       To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)       To make adjustments in the number and type of securities subject to outstanding Awards and Awards which may be granted in the future and/or in the terms, conditions and criteria included in such Awards (including the grant or exercise price, as applicable);

(iv)       To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement; and

(v)       To provide that the Award cannot vest, be exercised or become payable after such event.

(c)       In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b) hereof:

(i)       The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)       The Board shall make such equitable adjustments, if any, as the Board in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, without limitation, adjustments to the Share Limit and the Individual Award Limits).

The adjustments provided under this Section 12.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(d)       Except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company (or an Affiliate) and a Participant, if a Change in Control occurs and a Participant's outstanding Awards are not continued, converted, assumed, or replaced by the surviving or successor entity in such Change in Control, then immediately prior to the Change in Control such outstanding Awards, to the extent not continued, converted, assumed, or replaced, shall become fully vested and, as applicable, exercisable and shall be deemed exercised immediately prior to the consummation of such transaction, and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such transaction. If an Award vests and, as applicable, is exercised in lieu of continuation, conversion, assumption or replacement in connection with a Change in Control, the Administrator shall notify the Participant of such vesting and any applicable deemed exercise, and the Award shall terminate upon the Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including, without limitation, to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 12.2(d) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.

(e)       The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f)       No adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(l) of the Code. Furthermore, no such adjustment or action shall be authorized with respect to any Award to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(g)       The existence of the Plan, any Program, any Award Agreement and/or any Award granted hereunder shall not affect or restrict in any way the right or power of the Company, the stockholders of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or such Affiliate's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock, the securities of any Affiliate or the rights thereof or which are convertible into or exchangeable for Common Stock or securities of any Affiliate, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h)       No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code or an exemption therefrom, in either case, to the extent applicable to such Award, unless the Administrator determines any such adjustments to be appropriate.

(i)       In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

12.3       Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided, however, that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company's stockholders, and provided, further, that if such approval has not been obtained at the end of such twelve (12)-month period, all such Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.4       No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

12.5       Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

12.6       Section 83(b) Election. No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant (prospectively or retroactively) or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

12.7       Grant of Awards to Certain Employees or Consultants. The Company, the Partnership or any Subsidiary may provide through the establishment of a formal written policy (which shall be deemed a part of this Plan) or otherwise for the method by which Shares or other securities of the Company or the Partnership may be issued and by which such Shares or other securities and/or payment therefor may be exchanged or contributed among such entities, or may be returned upon any forfeiture of Shares or other securities by the Participant.

12.8       REIT Status. The Plan shall be interpreted and construed in a manner consistent with the Company's status as a REIT. No Award shall be granted or awarded, and with respect to any Award granted under the Plan, such Award shall not vest, be exercisable or be settled:

(a)       to the extent that the grant, vesting, exercise or settlement of such Award could cause the Participant or any other person to be in violation of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit (each as defined in the Company's charter, as amended from time to time); or

(b)       if, in the discretion of the Administrator, the grant, vesting, exercise or settlement of such award could impair the Company's status as a REIT.

12.9       Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.10       Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares and LTIP Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such Applicable Law.

12.11       Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.12       Governing Law. The Plan and any Programs or Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

12.13       Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan, any applicable Program and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.

12.14       No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

12.15       Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

12.16       Indemnification. To the extent allowable pursuant to Applicable Law and the Company's charter and Bylaws, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.17       Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.18       Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PLYMOUTH INDUSTRIAL REIT, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 30, 2020.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL − Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ **FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED** ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Please mark your votes like this ☒

1. Election of Directors
   - (1) Martin Barber
   - (2) Philip S. Cottone
   - (3) Richard J. DeAgazio
   - (4) David G. Gaw
   - (5) Pendleton P. White, Jr.
   - (6) Jeffrey E. Witherell

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee strike a line through that nominee's name in the list above.)

2. Amend the Company's 2014 Incentive Award Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2020**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLYMOUTH INDUSTRIAL REIT, INC.

The undersigned appoints Pendleton P. White, Jr. and Anne A. Hayward, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Plymouth Industrial REIT, Inc., held of record by the undersigned at the close of business of April 27, 2020 at the Annual Meeting of Stockholders of Plymouth Industrial REIT, Inc. to be held on July 1, 2020, or at any adjournment thereof

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(To be marked, dated and signed, on the other side)